Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for February 29, 2024, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name			CUSIP
February 29, 2024	HPS	John Hancock Preferred Income			41021P103
		Fund III

				For the fiscal year-to-date period
	For the period 02/01/2024-02/29/2024			08/01/2023-02/29/20243
					% Breakdown
			% Breakdown		of the Total
	Current		of the Current	Total Cumulative	Cumulative
Source	Distribution ($)		Distribution	Distributions ($)	Distributions
Estimated Net
Investment Income (1)	0.1088		99%	0.5819	76%
Estimated Return of
Capital (1), (2)	0.0012		1%	0.1876	24%
Total per common share	0.1100		100%	0.7695	100%

(1)The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2)On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0165 (15%) and $0.1154 (15%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3)The Fund’s current fiscal year began on August 1, 2023, and will end on July 31, 2024.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843- 0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for March 28, 2024, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name			CUSIP
March 28, 2024	HPS	John Hancock Preferred Income			41021P103
		Fund III

				For the fiscal year-to-date period
	For the period 03/01/2024-03/31/2024			08/01/2023-03/31/20243
					% Breakdown
			% Breakdown		of the Total
	Current		of the Current	Total Cumulative	Cumulative
Source	Distribution ($)		Distribution	Distributions ($)	Distributions
Estimated Net
Investment Income (1)	0.1086		99%	0.6845	78%
Estimated Return of
Capital (1), (2)	0.0014		1%	0.1948	22%
Total per common share	0.1100		100%	0.8793	100%

(1)The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2)On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0143 (13%) and $0.1143 (13%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3)The Fund’s current fiscal year began on August 1, 2023, and will end on July 31, 2024.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843- 0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for April 30, 2024, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name			CUSIP
April 30, 2024	HPS	John Hancock Preferred Income			41021P103
		Fund III

				For the fiscal year-to-date period
	For the period 04/01/2024-04/30/2024			08/01/2023-04/30/20243
					% Breakdown
			% Breakdown		of the Total
	Current		of the Current	Total Cumulative	Cumulative
Source	Distribution ($)		Distribution	Distributions ($)	Distributions
Estimated Net
Investment Income (1)	0.0264		24%	0.7107	72%
Estimated Return of
Capital (1), (2)	0.0836		76%	0.2784	28%
Total per common share	0.1100		100%	0.9891	100%

(1)The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2)On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0209 (19%) and $0.1879 (19%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3)The Fund’s current fiscal year began on August 1, 2023, and will end on July 31, 2024.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843- 0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for May 31, 2024, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name			CUSIP
May 31, 2024	HPS	John Hancock Preferred Income			41021P103
		Fund III

				For the fiscal year-to-date period
	For the period 05/01/2024-05/31/2024			08/01/2023-05/31/20243
					% Breakdown
			% Breakdown		of the Total
	Current		of the Current	Total Cumulative	Cumulative
Source	Distribution ($)		Distribution	Distributions ($)	Distributions
Estimated Net
Investment Income (1)	0.0913		83%	0.8037	73%
Estimated Return of
Capital (1), (2)	0.0187		17%	0.2951	27%
Total per common share	0.1100		100%	1.0988	100%

(1)The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2)On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0187 (17%) and $0.1868 (17%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3)The Fund’s current fiscal year began on August 1, 2023, and will end on July 31, 2024.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843- 0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for June 28, 2024, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name			CUSIP
June 28, 2024	HPS	John Hancock Preferred Income			41021P103
		Fund III

				For the fiscal year-to-date period
	For the period 06/01/2024-06/30/2024			08/01/2023-06/30/20243
					% Breakdown
			% Breakdown		of the Total
	Current		of the Current	Total Cumulative	Cumulative
Source	Distribution ($)		Distribution	Distributions ($)	Distributions
Estimated Net
Investment Income (1)	0.1017		92%	0.9036	75%
Estimated Return of
Capital (1), (2)	0.0083		8%	0.3049	25%
Total per common share	0.1100		100%	1.2085	100%

(1)The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2)On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0176 (16%) and $0.1934 (16%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3)The Fund’s current fiscal year began on August 1, 2023, and will end on July 31, 2024.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843- 0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Important information regarding your distributions

We are providing shareholders of the John Hancock Preferred Income Fund III with information concerning the portion of the distributions made for July 31, 2024, that was from a source other than net investment company book income. No action is required on your part.

The amounts and sources of distributions reported in this notice are estimates, are not being provided for tax reporting purposes and may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Payable Date:	Ticker #	Fund Name			CUSIP
July 31, 2024	HPS	John Hancock Preferred Income			41021P103
		Fund III

				For the fiscal year-to-date period
	For the period 07/01/2024-07/31/2024			08/01/2023-07/31/20243
					% Breakdown
			% Breakdown		of the Total
	Current		of the Current	Total Cumulative	Cumulative
Source	Distribution ($)		Distribution	Distributions ($)	Distributions
Estimated Net
Investment Income (1)	0.0361		33%	0.9365	71%
Estimated Return of
Capital (1), (2)	0.0739		67%	0.3817	29%
Total per common share	0.1100		100%	1.3182	100%

(1)The amounts and sources of distributions reported above are only estimates on a book basis. These estimates may, and likely will, vary over time based on the investment activities of the Fund and changes in the value of portfolio investments. The sources of distributions may later be determined to be from taxable net investment income, short-term gains, long-term gains (to the extent permitted by law), and return of capital. Investors should understand that a return of capital is not a distribution from income or gains of a Fund.

(2)On a tax basis, the estimated components of the current distribution and cumulative distribution would include an estimated return of capital of $0.0198 (18%) and $0.2373 (18%), respectively. These amounts are estimates and the actual amounts and sources for tax reporting purposes may change upon final determination of tax characteristics and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

(3)The Fund’s current fiscal year began on August 1, 2023, and will end on July 31, 2024.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843- 0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.